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                                                                    Exhibit 10.2

           CHANGE OF CONTROL AGREEMENTS
           Robert D. Neilson
           LeRoy D. Nosbaum
           David G. Remington
           Jemima G. Scarpelli
           Dennis A. Shepherd
           John A. Smith
           Russell E. Vanos
           Russell N. Fairbanks, Jr.
           Timothy J. Gelvin
           William L. Brown
           John W. Hengesh
           Randi L. Neilson
           Robert W. Whitney
           Michael A. Cantelme
           C. R. Dwiggins, Jr.
           Douglas A. Staker
           Dave Godwin